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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 21, 1997 appearing on page 15 of Synbiotics Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1996.


PRICE WATERHOUSE LLP

San Diego, California
December 19, 1997